PREPAID EXPENSES AND OTHER CURRENT ASSETS	12 Months Ended
Dec. 31, 2023
PREPAID EXPENSES AND OTHER CURRENT ASSETS
PREPAID EXPENSES AND OTHER CURRENT ASSETS
(4)	PREPAID EXPENSES AND OTHER CURRENT ASSETS

Prepaid expenses and other current assets consist of the following:

	December 31,	December 31,
	2022	2023
	RMB	RMB
VAT-input deductible	565,675	609,416
Income tax refundable	15,488	15,467
Amount due from Beijing Shouyiren (i)	—	1,638,583
Prepaid marketing fee	657,764	751,836
Advances to suppliers	761,613	1,932,090
Other current assets	2,429,745	3,094,777
Total prepaid expenses and other current assets	4,430,285	8,042,169

Other current assets primarily consist of rent deposits and prepaid rent expenses.

(i)Amount due from Beijing Shouyiren Network Technology Co., Ltd. is expected to collect in July, 2024, with nil interest rate.